SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  MAY 30, 2003
                                (Date of Report)

                                   MAY 1, 2003
                        (Date of Earliest Event Reported)

                        AMERICAN HOSPITAL RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

               UTAH                   0-32195                87-0319410
 (State or other jurisdiction  Commission File Number  (IRS Employer I.D. No.)
      of incorporation)



                               1912 WEST BAY CREST
                               SANTA ANA, CA 92704
                    (Address of Principal Executive Offices)

                                  714-444-0223
                          Registrant's Telephone Number

                                 NOT APPLICABLE
          (Former Name or Former Address if changed Since Last Report)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  statements  of  business  acquired:

          The audited financial statements for Rx Solutions, Inc. for the year ended December 31, 2002 were attached as an exhibit to the quarterly report of American Hospital Resources, Inc. filed on Form 10-QSB for the period ended March 31, 2003.

     (b)  Proforma  financial  information

          See  attached  exhibit.

     (c)  Exhibits:


SEC  REFERENCE     DESCRIPTION  OF  EXHIBIT     LOCATION
 NUMBER

99.0  Audited financial statements of Rx Solutions, Inc.         *
       for the year ended December 31, 2002

99.1  Proforma condensed combined financial. . . . . . .  Attached statements

99.2  Certification of Chief Executive Officer and . . .  Attached
      Chief Financial Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002

99.3  Certification of Chief Executive Officer and . . .  Attached
      Chief Financial Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002


* Incorporated by reference to Form 10-QSB of American Hospital Resources, Inc. for the period ended March 31, 2003.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May  30,  2003                    AMERICAN  HOSPITAL  RESOURCES,  INC.



                                         /s/Christopher  A.  Wheeler
                                         ------------------------------
                                         Christopher  A.  Wheeler
                                         Chief  Executive  Officer
                                         Chief  Financial  Officer


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